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                                                                   EXHIBIT 10.20


                       AMENDMENT TO TRANSACTION DOCUMENTS

         THIS AMENDMENT, dated as of March 19, 1998, by and among KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below, and MELLON BANK, N.A., as Administrative Agent under such Credit Agreement.

                                    RECITALS:

         A. The Borrower has entered into a Credit Agreement (as amended, the "Credit Agreement") dated as of November 17, 1997 among the Borrower, the Lenders parties thereto from time to time, and Mellon Bank, N.A., as Administrative Agent. The Credit Agreement has been amended by an Amendment to Transaction Documents dated as of November 26, 1997 and an Amendment to Transaction Documents dated as of December 19, 1997.

         B. The parties hereto desire to amend further the Credit Agreement as set forth herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. AMENDMENT RELATING TO THE REQUIRED RATE HEDGE. Section 6.12(a) is hereby amended by deleting the first sentence thereof and replacing it with the following:

         The Borrower shall, not later than December 31, 1998, enter into one or more Interest Rate Hedging Agreements on such terms as shall be reasonably satisfactory to the Administrative Agent and which (when taken together with the Borrower's obligations under the Term Loans) have the economic effect of fixing the Borrower's effective interest cost on at least 50% of the scheduled outstanding principal amount of Term Loans (taking into account any prepayments of the Term Loans before October 15, 1998) for the period through and including the thirteenth Quarterly Amortization Date.

         SECTION 2. AMENDMENT RELATING TO PERMITTED LOANS, ADVANCES AND INVESTMENTS. Section 7.05(e) of the Credit Agreement is hereby amended to by deleting the term "$50,000,000" and replacing it with the term "$100,000,000."

         SECTION 3. EFFECTIVENESS AND EFFECT, ETC. This Amendment shall become effective when Mellon Bank, N.A., as Administrative Agent, shall have received counterparts hereof duly executed by the Borrower and the Administrative Agent, and consents hereto duly executed by the Required Lenders (as defined in the Credit Agreement). The Credit Agreement, as amended by the Amendments to Transaction Documents dated as of November 26, 1997 and December 19, 1997 and as further amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement.

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         SECTION 4. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles. This Amendment is a requested amendment within the meaning of Section 10.06(a)(ii) of the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        KENNAMETAL INC.

                                        By /s/ JAMES E. MORRISON
                                           -------------------------------------
                                               James E. Morrison
                                               Vice President and Treasurer


                                        MELLON BANK, N.A.,
                                        individually and as Administrative Agent

                                        By /s/ DANIEL A. BRAILER
                                           -------------------------------------
                                               Daniel A. Brailer
                                               Senior Vice President